UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 28, 2014, Medivation Inc. and Astellas Pharma Inc., Medivation’s collaboration partner, issued a joint press release announcing final results on the primary and secondary efficacy endpoints from the Phase 3 PREVAIL trial. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and a copy of select slides relating to the final results on the primary and secondary efficacy endpoints from the Phase 3 PREVAIL trial are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Joint press release dated January 28, 2014, announcing final results on the primary and secondary efficacy endpoints from the Phase 3 PREVAIL trial.

99.2	Select slides relating to the final results on the primary and secondary efficacy endpoints from the Phase 3 PREVAIL trial.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.
Dated: January 30, 2014	By:	/s/ Jennifer J. Rhodes

Jennifer J. Rhodes General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release dated January 28, 2014, announcing final results on the primary and secondary efficacy endpoints from the Phase 3 PREVAIL trial.

99.2	Select slides relating to the final results on the primary and secondary efficacy endpoints from the Phase 3 PREVAIL trial.